EXHIBIT 32.1
SMARTS OIL AND GAS, INC.
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Smarts Oil and Gas, Inc. (the “Company”) on Form 10-QSB for the three months ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify, pursuant to 18 U.S.C. ss. 1350, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Scott Masse	/s/ Geradl Schiano
Scott Masse Chief Executive Officer Date: August 10, 2007	Gerald Schiano Chief Financial Officer Date: August 10, 2007